UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 4, 2007

PREGIS HOLDING II CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-130353-04	20-3321581
(State or other jurisdiction of	Commission File Number)	(I.R.S. employer
incorporation)		Identification Number)

1650 Lake Cook Road
Deerfield, Illinois 60015
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 597-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Balance Sheet of Petroflax S.A. (Unaudited)
Balance Sheet of Petroflax S.A.(Unaudited)
Unaudited Pro Forma Combined Condensed Balance Sheet

Item 2.01 Completion of Acquisition or Disposition of Assets.
On July 5, 2007, Pregis Corporation filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of all of the outstanding share capital of Petroflax S.A. This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment to the Initial Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
1.	Balance sheet of Petroflax S.A. as of December 31, 2006 and related statements of income, changes in stockholders’ equity and cash flows for the year then ended (unaudited).

2.	Balance sheet of Petroflax S.A. as of June 30, 2007 and related statements of income and cash flows for the six months ended June 30, 2007 and 2006 (unaudited).
(b)	Pro forma Financial Information.
1.	Unaudited pro forma combined condensed balance sheet of Pregis Corporation as of June 30, 2007 and unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.
(d)	Exhibits.

Exhibit 99.1	Balance sheet of Petroflax S.A. as of December 31, 2006 and related statements of income, changes in stockholders’ equity and cash flows for the year then ended (unaudited).

Exhibit 99.2	Balance sheet of Petroflax S.A. as of June 30, 2007 and related statements of income and cash flows for the six months ended June 30, 2007 and 2006 (unaudited).

Exhibit 99.3	Unaudited pro forma combined condensed balance sheet of Pregis Corporation as of June 30, 2007 and unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2007
PREGIS HOLDING II CORPORATION
	By:	/s/ Steven C. Huston
		Name:	Steven C. Huston
		Title:	Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Balance sheet of Petroflax S.A. as of December 31, 2006 and related statements of income, changes in stockholders’ equity and cash flows for the year then ended (unaudited).

Exhibit 99.2	Balance sheet of Petroflax S.A. as of June 30, 2007 and related statements of income and cash flows for the six months ended June 30, 2007 and 2006 (unaudited).

Exhibit 99.3	Unaudited pro forma combined condensed balance sheet of Pregis Corporation as of June 30, 2007 and unaudited pro forma combined condensed statements of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.

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